SECRETARY'S CERTIFICATE
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

     At a meeting held on August 29, 2006, of the Board of Directors of RiverSource Life Insurance Co. of New York approved the following resolutions, which remain in full force and effect:

               RESOLVED, that the proper officers of the Company are hereby authorized and directed to establish such subaccounts, variable accounts and/or investment divisions within newly-designated separate accounts as they determine to be appropriate; and

               RESOLVED FURTHER, that the proper officers of the Company are hereby authorized and directed, as they determine to be appropriate and in accordance with applicable laws and regulations, to establish additional subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts or to remove, consolidate or otherwise modify the subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts.

As Executive Vice President - Annuities of RiverSource Life Insurance Co. of New York, I hereby establish, in accordance with the above resolutions and pursuant to authority granted by the Board of Directors, 672 additional subaccounts within the separate account that will invest in the following funds:


 6    subaccounts investing in   AllianceBernstein VPS Large Cap Growth Portfolio (Class B)
 4    subaccounts investing in   American Century VP Value, Class II
 4    subaccounts investing in   Columbia High Yield Fund, Variable Series, Class B
 4    subaccounts investing in   Columbia Marsico International Opportunities Fund, Variable Series, Class B
 2    subaccounts investing in   Credit Suisse Trust - U.S. Equity Flex I Portfolio
 4    subaccounts investing in   Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2
 4    subaccounts investing in   Fidelity(R) VIP Mid Cap Portfolio Service Class 2
 4    subaccounts investing in   FTVIPT Franklin Small Cap Value Securities Fund - Class 2
 4    subaccounts investing in   FTVIPT Mutual Shares Securities Fund - Class 2
 4    subaccounts investing in   Janus Aspen Series Janus Portfolio: Service Shares
 4    subaccounts investing in   MFS(R) Utilities Series - Service Class


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
 4    subaccounts investing in   Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares
 6    subaccounts investing in   Neuberger Berman Advisers Management Trust Socially
                                 Responsive Portfolio (Class S)
 4    subaccounts investing in   Oppenheimer Global Securities Fund/VA, Service Shares
 4    subaccounts investing in   Oppenheimer Main Street Small Cap Fund/VA, Service Shares
 4    subaccounts investing in   PIMCO VIT All Asset Portfolio, Advisor Share Class
 5    subaccounts investing in   Putnam VT Multi-Cap Growth Fund - Class IB Shares
 4    subaccounts investing in   RVST Disciplined Asset Allocation Portfolios - Aggressive
 4    subaccounts investing in   RVST Disciplined Asset Allocation Portfolios - Conservative
 4    subaccounts investing in   RVST Disciplined Asset Allocation Portfolios - Moderate
 4    subaccounts investing in   RVST Disciplined Asset Allocation Portfolios - Moderately Aggressive
 4    subaccounts investing in   RVST Disciplined Asset Allocation Portfolios - Moderately Conservative
 4    subaccounts investing in   RVST RiverSource Variable Portfolio - Balanced Fund (Class 3)
11    subaccounts investing in   RVST RiverSource Variable Portfolio - Cash Management Fund (Class 2)
11    subaccounts investing in   RVST RiverSource Variable Portfolio - Diversified Bond Fund (Class 2)
12    subaccounts investing in   RVST RiverSource Variable Portfolio - Diversified Equity Income Fund (Class 2)
11    subaccounts investing in   RVST RiverSource Variable Portfolio - Dynamic Equity Fund (Class 2)
11    subaccounts investing in   RVST RiverSource Variable Portfolio - Global Bond Fund (Class 2)
11    subaccounts investing in   RVST RiverSource Variable Portfolio - Global Inflation Protected Securities Fund (Class 2)


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
11    subaccounts investing in   RVST RiverSource Variable Portfolio - High Yield Bond Fund (Class 2)
11    subaccounts investing in   RVST RiverSource Variable Portfolio - Income Opportunities Fund (Class 2)
11    subaccounts investing in   RVST RiverSource Variable Portfolio - Limited Duration Bond Fund (Class 2)
11    subaccounts investing in   RVST RiverSource Variable Portfolio - Mid Cap Growth Fund (Class 2)
11    subaccounts investing in   RVST RiverSource Variable Portfolio - Mid Cap Value Fund (Class 2)
 4    subaccounts investing in   RVST RiverSource Variable Portfolio - S&P 500 Index Fund (Class 3)
11    subaccounts investing in   RVST RiverSource Variable Portfolio - Short Duration U.S. Government Fund (Class 2)
11    subaccounts investing in   RVST RiverSource Variable Portfolio - Strategic Income Fund (Class 2)
11    subaccounts investing in   RVST Seligman Variable Portfolio - Growth Fund (Class 2)
11    subaccounts investing in   RVST Seligman Variable Portfolio - Larger-Cap Value Fund (Class 2)
11    subaccounts investing in   RVST Seligman Variable Portfolio - Smaller-Cap Value Fund (Class 2)
12    subaccounts investing in   RVST Threadneedle Variable Portfolio - Emerging Markets Fund (Class 2)
11    subaccounts investing in   RVST Threadneedle Variable Portfolio - International Opportunity Fund (Class 2)

15    subaccounts investing in   RVST Variable Portfolio - Aggressive Portfolio (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - Aggressive Portfolio (Class 4)
15    subaccounts investing in   RVST Variable Portfolio - Conservative Portfolio (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - Conservative Portfolio (Class 4)
15    subaccounts investing in   RVST Variable Portfolio - Moderate Portfolio (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - Moderate Portfolio (Class 4)
15    subaccounts investing in   RVST Variable Portfolio - Moderately Aggressive Portfolio (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - Moderately Aggressive Portfolio (Class 4)
15    subaccounts investing in   RVST Variable Portfolio - Moderately Conservative Portfolio (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - Moderately Conservative Portfolio (Class 4)
11    subaccounts investing in   RVST Variable Portfolio - AllianceBernstein International Value Fund (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - American Century Diversified Bond Fund (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - American Century Growth Fund (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - Columbia Wanger International Equities Fund (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - Columbia Wanger U.S. Equities Fund (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - Davis New York Venture Fund (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - Eaton Vance Floating-Rate Income Fund (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund (Class 2)

11    subaccounts investing in   RVST Variable Portfolio - Invesco International Growth Fund (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - J.P. Morgan Core Bond Fund (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - Jennison Mid Cap Growth Fund (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - Marsico Growth Fund (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - MFS Value Fund (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - Morgan Stanley Global Real Estate Fund (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - NFJ Dividend Value Fund (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - Partners Small Cap Growth Fund (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - Partners Small Cap Value Fund (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - PIMCO Mortgage-Backed Securities Fund (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - Pyramis(R) International Equity Fund (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - Nuveen Winslow Large Cap Growth Fund (Class 2)
11    subaccounts investing in   RVST Variable Portfolio - Wells Fargo Short Duration Government Fund (Class 2)
 4    subaccounts investing in   Wells Fargo Advantage VT Core Equity Fund - Class 2
 4    subaccounts investing in   Wells Fargo Advantage VT Opportunity Fund - Class 2
 4    subaccounts investing in   Wells Fargo Advantage VT Small Cap Growth Fund - Class 2

In accordance with the above resolutions and pursuant to authority granted by the Board of Directors of RiverSource Life Insurance Co. of New York, the Unit Investment


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

Trust comprised of RiverSource of New York Variable Annuity Account is hereby reconstituted.

                                        Received by the Assistant Secretary:


/s/ Gumer C. Alvero                     /s/ Rodney J. Vessels
-------------------------------------   ----------------------------------------
Gumer C. Alvero                         Rodney J. Vessels

Date: April 6, 2011


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